                            UNITED STATES OF AMERICA
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                             PEGASUS SOLUTIONS, INC.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)      Title of each class of securities to which transaction
                  applies:
                          --------------------------
         (2)      Aggregate number of securities to which transaction
                  applies:
                          -----------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                  ---------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:
                                                                  --------------
         (5)      Total fee paid:
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[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)        Amount Previously Paid:
                                                --------------------------------
            (2)        Form, Schedule or Registration Statement No.:
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            (3)        Filing Party:
                                      ------------------------------------------
            (4)        Date Filed:
                                    --------------------------------------------

                            (PEGASUS SOLUTIONS LOGO)
                               CAMPBELL CENTRE I
                   8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900
                              DALLAS, TEXAS 75206

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

Dear Stockholders:

     On Tuesday, May 6, 2003, Pegasus Solutions, Inc. will hold its annual meeting of stockholders at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas. The meeting will begin at 10:00 a.m. Dallas, Texas time.

     Only stockholders that own stock at the close of business on March 11, 2003, can vote at this meeting. At the meeting we will:

          1. Elect three Class III Directors to the Board of Directors; and

          2. Attend to any other business properly brought before the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

                                           By Order of the Board of Directors,

                                           Ric L. Floyd
                                           Secretary

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET OR TELEPHONE FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

March 19, 2003

                            (PEGASUS SOLUTIONS LOGO)
                               CAMPBELL CENTRE I
                   8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900
                              DALLAS, TEXAS 75206

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Questions and Answers.......................................    1
Proposal You May Vote On....................................    4
Nominees for Directors......................................    4
Directors Continuing in Office..............................    4
Statement of Corporate Governance...........................    5
Directors' Compensation.....................................    6
Executive Officers..........................................    7
Named Executive Officers' Compensation......................    8
Summary Compensation Table..................................    8
Compensation Committee Report...............................   13
Audit Committee Report......................................   14
Directors' and Officers' Ownership of Our Common Stock......   15
Certain Transactions........................................   16
Stock Performance Graph.....................................   17
Section 16(a) Beneficial Ownership Compliance...............   17
Independent Accountants.....................................   18
Other Matters...............................................   18
Annual Report...............................................   19

                             QUESTIONS AND ANSWERS

1.   Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

     A: Pegasus Solutions, Inc., a Delaware corporation ("Pegasus" or the
        "Company"), is furnishing this proxy statement to stockholders of Pegasus as of March 11, 2003, in connection with its solicitation of proxies to be voted at Pegasus' annual meeting of stockholders, or at any adjournment of the meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, on Tuesday, May 6, 2003, at 10:00 a.m., Dallas, Texas time.

2.   Q: WHO IS SOLICITING MY VOTE?

     A: Pegasus has engaged American Stock Transfer & Trust Company to solicit proxies from beneficial owners of shares held in the name of brokers and other nominees. Pegasus has agreed to pay American Stock Transfer & Trust Company an estimated $3,600 plus expenses for this service. Pegasus will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may also be solicited by personal interview, facsimile transmission, and telephone by Directors, officers, employees, and agents of Pegasus. Pegasus will also supply brokers, nominees or other custodians with the number of proxy forms, proxy statements, and annual reports they may require for forwarding to beneficial owners, and Pegasus will reimburse these persons for their expenses.

3.   Q: WHEN WAS THIS PROXY STATEMENT MAILED TO STOCKHOLDERS?

     A: This proxy statement was mailed to stockholders on or about April 7, 2003.

4.   Q: WHAT MAY I VOTE ON?

     A: (1)  The election of nominees to serve on the Board of Directors; and

        (2) At the discretion of the persons named in the enclosed form of proxy, any other matter that may properly come before the meeting or any adjournment thereof.

5.   Q: HOW DOES THE BOARD OF DIRECTORS OF PEGASUS RECOMMEND I VOTE?

     A: The Board of Directors of Pegasus recommends a vote FOR each of the nominees to serve on the Board of Directors.

6.   Q: WHO IS ENTITLED TO VOTE?

     A: Stockholders of record at the close of business on March 11, 2003, which is the record date.

7.   Q: HOW DO I VOTE?

     A: By any one of the following methods:

        - By signing, dating and completing the enclosed proxy card and returning it in the enclosed self-addressed envelope by mail;

        - By using the toll free telephone number and following the instructions for voting by telephone set forth on the proxy card;

        - By using the Internet and following the instructions for voting via the Internet set forth on the proxy card; or

        -   In person, at the meeting.

            If you hold your shares through a bank, broker or other nominee, that institution will give you separate instructions for voting your shares.

8.   Q: HOW CAN I REVOKE OR CHANGE MY VOTE?

     A: If you have already voted and wish to change or revoke your vote, you may do so at any time prior to the meeting by any one of the following methods:

        (1) notifying in writing Ric L. Floyd, Secretary, Pegasus Solutions, Inc., Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206;

        (2)  voting in person at the meeting;

        (3) returning a later-dated proxy card revoking or changing the previous vote that is received prior to the meeting; or

        (4) subsequently voting by telephone or over the Internet following the instructions found on the proxy card.

9.   Q: WHO WILL COUNT THE VOTES?

     A: A representative of our transfer agent, American Stock Transfer & Trust
        Company, will count the votes and act as the inspector of the election.

10.  Q: IS MY VOTE CONFIDENTIAL?

     A: Yes. Proxy cards, ballots and voting tabulations of Internet and telephone votes that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Company and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

        (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote; or

        (2)  as required by law.

        Your identity will be kept confidential unless you ask that your name be disclosed.

11.  Q: HOW MANY SHARES MAY I VOTE?

     A: Every stockholder is entitled to one (1) vote for each share of common stock held on the record date. As of the record date, 24,750,751 shares of common stock were issued and outstanding.

12. Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     A: Your broker will vote your shares only if you instruct your broker how to vote. Your broker will send you directions on how you can instruct your broker to vote. Your broker cannot vote your shares without instructions from you.

13.  Q: WHAT IS A "QUORUM" AND WHAT VOTE IS REQUIRED TO PASS PROPOSALS?

     A: A "quorum" is a majority of the outstanding shares. There must be a quorum present in person or represented by proxy for the meeting to be held. The affirmative vote of a plurality of the shares of outstanding common stock of Pegasus represented at the meeting and entitled to vote is required for the election of Directors. Cumulative voting is not permitted in the election of Directors. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. On a matter requiring the approval of a specified percentage of outstanding shares represented at the annual meeting and entitled to vote on the matter, abstentions have the effect of negative votes, but broker non-votes have no effect since they are not treated as shares entitled to vote on the matter.

14.  Q: WHO MAY ATTEND THE ANNUAL MEETING AND HOW DO I GET ON THE GUEST LIST?

     A: All stockholders as of the close of business on March 11, 2003, may attend. To be included on the guest list, you may check the box on your proxy card. If your shares are held by a broker and you would like to attend, please write to Ric L. Floyd, Secretary, Pegasus Solutions, Inc., Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206. Include a copy of your brokerage account statement or omnibus proxy (which you can get from your broker), and we will place your name on the guest list.

15.  Q: HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: At this time, we do not know of any other business to be considered at the 2003 annual meeting. If any other business is presented at the annual meeting, your signed proxy card gives discretionary authority to John F. Davis, III, President and Chief Executive Officer, or Ric L. Floyd, Executive Vice President, Secretary and General Counsel, to vote on such matters.

16.  Q: WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?

     A: All stockholder proposals to be considered for inclusion in next year's proxy statement and form of proxy must be submitted in writing to Ric L. Floyd, Secretary, Pegasus Solutions, Inc., at Campbell Center I, 8350 North Central Expressway, Suite 1900, Dallas, Texas 75206. Any such stockholder proposals must be received prior to December 8, 2003, which is not less than 120 days prior to the date this year's proxy statement is mailed. Additionally, the proxy for the annual meeting may confer discretionary authority to Pegasus to vote on any matter at its 2004 annual meeting of stockholders if Pegasus did not have notice of the matter at least 45 days before April 7, 2004, which is the same month and day in 2003 on which the registrant first mailed its proxy materials for its 2003 annual meeting of stockholders.

                            PROPOSAL YOU MAY VOTE ON

ELECTION OF DIRECTORS

     Pegasus currently has authorized nine Directors with eight Directors currently holding office. The Directors are divided into three classes with staggered terms as follows:

     - Class I Directors, which include William C. Hammett, Jr. and Thomas F. O'Toole, whose terms will expire at the annual meeting to be held in 2004.

     - Class II Directors, which include Robert B. Collier, Pamela H. Patsley and Bruce W. Wolff, whose terms will expire at the annual meeting to be held in 2005.

     - Class III Directors, which include Michael A. Barnett, John F. Davis, III and Jeffrey A. Rich, whose terms will expire at the annual meeting to be held in 2003.

     Vacancies on the Board of Directors or newly created directorships may be filled by a vote of the majority of the Directors then in office, and any Director so chosen will hold office until the next election of the class for which that Director was chosen.

     At the annual meeting of stockholders to be held on May 6, 2003, three Directors will be elected as Class III Directors for terms expiring at the annual meeting to be held in 2006 and until their respective successors are elected and qualified. Nominees for election this year are: Michael A. Barnett, John F. Davis, III and Jeffrey A. Rich. Shares represented by returned and executed proxies will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors. If any Director is unable to stand for re-election, the Board of Directors of Pegasus may reduce the Board's size or designate a substitute. If a substitute is designated, proxies voting on the original Director candidate will be cast for the substituted candidate. You may withhold authority to vote for any nominee by marking the proxy as indicated for that purpose on the proxy card.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE NOMINEES FOR DIRECTOR.

                             NOMINEES FOR DIRECTORS

     MICHAEL A. BARNETT, age 49, has served as a director of Pegasus since February 1999. Mr. Barnett has served as Chairman of the Board and Chief Executive Officer of Benchmark Bank since 1988. Since 1983, Mr. Barnett has served as President and Chairman of the Board of Barnett Interests, Inc., a diversified real estate management company. Since 1984, Mr. Barnett has served as Chairman of the Board of Barnett Lane Investments, Inc., a real estate investment and management company. Since 1986, Mr. Barnett has served as President and Director of Quinlan Bancshares, Inc., a bank holding company.

     JOHN F. DAVIS, III, age 50, has served as Chief Executive Officer of Pegasus since February 1989, as a Director since July 1995, as Chairman of the Board since March 2001 and as President since January 2003. Mr. Davis also served as President of Pegasus from February 1989 to January 2001.

     JEFFREY A. RICH, age 42, has served as a director of Pegasus since December 2000. Mr. Rich has served as Chief Executive Officer of Affiliated Computer Services, Inc. ("ACS"), a business process outsourcing company, since February 1999. From April 1995 to February 1999, Mr. Rich served as President and Chief Operating Officer of ACS.

                         DIRECTORS CONTINUING IN OFFICE

     ROBERT B. COLLIER, age 63, has served as a director of Pegasus since July 1998. From September 1998 to December 1999, Mr. Collier served as President of RBC Associates, a consulting firm to the travel and tourism industry. From January 1997 to September 1998, Mr. Collier held the position of Vice Chairman of Saison Overseas Holdings, a majority stockholder of Inter-Continental Hotels and Resorts prior to its acquisition by Six Continents PLC. Mr. Collier currently serves as a non-executive member of the boards of directors of a number of hotel, travel technology and leisure companies in the United Kingdom.

     WILLIAM C. HAMMETT, JR., age 56, has served as Vice Chairman of the Board of Directors of Pegasus since May 2001, and as a director of Pegasus since October 1995. From May 1998 to March 2001, Mr. Hammett served as Chairman of the Board of Directors of Pegasus. From October 1995 to May 1998, Mr. Hammett served as Vice Chairman of the Board of Directors of Pegasus. From December 2001 to present, Mr. Hammett has served as Senior Vice President and Chief Financial Officer of Dave and Busters, Inc., a retail restaurant and entertainment company. Since December 1998, Mr. Hammett has served as Chairman of the Board of Directors of Electrum Corporation, a company engaged in the electronic payments business. Since July 1998, Mr. Hammett has served as President of Dogwood Creek Food Systems, Inc., a private restaurant management company. From September 1997 to July 1998, Mr. Hammett served as President of DB&K Enterprises, Inc., a private investment company.

     THOMAS F. O'TOOLE, age 45, has served as a director of Pegasus since May 1998. Since March 2003, Mr. O'Toole has served as Senior Vice
President - Strategy and Systems for both Hyatt Corporation, the parent company of Hyatt Hotels Corporation, and AIC Holding Co., the parent company of Hyatt International Corporation. From October 2000 to March 2003, Mr. O'Toole served as Senior Vice President, Marketing and Information Technology for Hyatt Hotels Corporation. From March 1999 to October 2000, Mr. O'Toole served as Senior Vice President, Marketing for Hyatt Hotels Corporation. From July 1995 to March 1999, Mr. O'Toole served as Vice President, Marketing for Hyatt Hotels Corporation.

     PAMELA H. PATSLEY, age 46, has served as a director of Pegasus since May 2002. Ms. Patsley has served as Senior Executive Vice President of First Data Corporation, a provider of electronic commerce and payment services, and since May 2002 as President of its subsidiary, First Data International, responsible for all operations outside of the US within the card issuing and merchant services businesses of First Data Corporation. From March 2000 to May 2002, Ms Patsley served as the President of First Data Corporation's merchant transaction processing business unit. Ms. Patsley served as President and Chief Executive Officer of Paymentech, Inc., a processor of bankcard transactions and issuer of commercial cards from 1991 to February 2000. Ms. Patsley is also a director of Adolph Coors Company.

     BRUCE W. WOLFF, age 59, has served as a director of Pegasus since October 1995. Mr. Wolff has served as Senior Vice President, Distribution Sales and Strategy for the lodging division of Marriott International, Inc. since 1998. From 1984 to 1998, Mr. Wolff served as Vice President, Distribution, Sales and Marketing for the lodging division of Marriott International, Inc.

                       STATEMENT OF CORPORATE GOVERNANCE

     The Board of Directors held five meetings in 2002. All Directors attended at least 75% of the Board meetings and all committee members attended at least 75% of the meetings of the Board committees on which that Director served.

     The Board has established four standing committees.

          Audit Committee. The Audit Committee assists the Board of Directors in connection with the selection and monitoring of the Company's independent auditors and the provision of their services and the Company's financial reporting processes. Members of the Audit Committee include Michael A. Barnett, William C. Hammett, Jr. and Pamela H. Patsley. The Audit Committee met eight times during 2002.

          Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for Pegasus' officers and employees and administers our employee stock purchase plan and stock option plans. Members of the Compensation Committee include Michael A. Barnett, Robert B. Collier, William C. Hammett, Jr. and Jeffrey A. Rich. The Compensation Committee met six times during 2002.

          Corporate Governance Committee. On May 8, 2001, the Nominating Committee was reorganized as the Corporate Governance Committee. The Corporate Governance Committee makes recommendations to the Board of Directors regarding the composition of the Board and corporate governance matters. The Corporate Governance Committee typically does not consider nominees recommended by stockholders. Members of the Corporate Governance Committee include William C. Hammett, Jr., Thomas F. O'Toole, Pamela H. Patsley and Bruce W. Wolff. The Corporate Governance Committee met three times during 2002.

          Executive Committee. The Executive Committee exercises authority and makes recommendations to the Board of Directors regarding matters specifically delegated to it by the Board of Directors. Members of the Executive Committee include Michael A. Barnett, John F. Davis, III and William C. Hammett, Jr. The Executive Committee did not meet during 2002.

     During 2002, the Board of Directors and management monitored the enactment of the many new regulations relating to corporate governance, attended presentations regarding newly enacted and currently proposed regulations and reviewed our compliance. Although the new regulations impose significant new requirements and will cause many companies to elect new boards, appoint new committee members and change many of their current practices, Pegasus is, and has been for some time, in substantial compliance with the new and currently proposed Securities and Exchange Commission and National Association of Securities Dealers, Inc. ("NASD") rules. We have not waited to react to what is required but have taken the "right" steps long before the enactment of these new laws to ensure that we exercise good corporate governance and are deserving of the public trust.

     Our long time commitment to corporate governance has been evidenced by some of the following actions:

     - we established a Corporate Governance Committee in 2001

     - the substantial majority of our Board of Directors has been independent (pursuant to current and currently proposed Securities and Exchange Commission and NASD rules) since becoming a public company

     - we have had a code of ethics applicable to all employees since becoming a public company

     - we believe that all members of our Audit Committee qualify as "audit committee financial experts" as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules

     - our Audit Committee has had at least one "audit committee financial expert" since becoming a public company

     - all members of our Corporate Governance Committee have been independent (pursuant to current and currently proposed Securities and Exchange Commission and NASD rules) since its inception

     - all members of our Audit Committee and Compensation Committee have been independent (pursuant to current and currently proposed Securities and Exchange Commission and NASD rules) since becoming a public company

     - we have in place active internal control and disclosure committees

     We are committed to good corporate governance and doing what is right to earn and deserve the trust of our stockholders. We will continue to actively monitor the enactment of new regulations, will keep our Board of Directors and management informed and will take the steps necessary to assure our compliance.

                            DIRECTORS' COMPENSATION

     During 2002, the Company's standard arrangements for director compensation included an annual payment of $15,000, payable in quarterly installments, for a non-employee Chairman of the Board. All other non-employee Directors receive $10,000 annually, payable quarterly. Additionally, each non-employee Director receives $2,500 for each Board meeting attended and $1,250 for each telephonic Board meeting attended. Each non-employee Director also receives $1,000 for each committee meeting attended and $500 for each telephonic committee meeting attended. Each Committee Chairman receives an additional $500 for each committee meeting attended and an additional $250 for each telephonic committee meeting attended. Personal attendance or attendance telephonically at informal Board and committee gatherings is compensated in the same manner as formal meeting attendance or telephonic meeting attendance, as the case may be. Directors are also reimbursed for all reasonable expenses incurred while performing their duties as Directors of Pegasus.

     Non-employee Directors receive stock option grants as follows:

     - 12,000 shares at the closing price on the date immediately preceding election as a Director. The option grant vests 1/12 of the shares each quarter during the term of office, vesting in full in three years. The option grant has a ten-year term.

     - An additional 5,000 share grant at the closing price of the stock on the day preceding each subsequent anniversary date of election to office. This option grant vests 25% each quarter during that term of office, vesting in full in one year. These grants have a ten-year term.

     - Such additional grants at the discretion of the Compensation Committee.

     During 2002, Messrs Collier, Hammett, O'Toole and Wolff each also received a restricted stock award of $7,855, representing 575 shares of Pegasus common stock at the closing price on that date, with the applicable restrictions lapsing on the first anniversary date of issue.

                               EXECUTIVE OFFICERS

     The executive officers of Pegasus are as follows:

NAME                                                                   POSITION
----                                                                   --------
John F. Davis, III...................................   President, Chief Executive Officer and
                                                          Chairman of the Board
Joseph W. Nicholson..................................   Executive Vice President, Strategic
                                                        Planning and Corporate Development
Susan K. Cole........................................   Executive Vice President and Chief
                                                          Financial Officer
Mark C. Wells........................................   Executive Vice President and Chief
                                                          Operating Officer
Ric L. Floyd.........................................   Executive Vice President, Secretary
                                                        and General Counsel
Gary Siegel..........................................   Executive Vice President, Human
                                                        Resources and Administration

     Set forth below is information concerning the business experience of the executive officers of Pegasus that are not also Directors:

     JOSEPH W. NICHOLSON, age 42, has served as Executive Vice President, Strategic Planning and Corporate Development of Pegasus since January 2003. From January 2001 to December 2002, Mr. Nicholson served as President of Pegasus. From September 1998 to December 2002, Mr. Nicholson served as Vice President and Chief Operating Officer of Pegasus. From September 1989 to September 1998, Mr. Nicholson served as Chief Information Officer of Pegasus.

     SUSAN K. COLE, age 39, has served as Executive Vice President and Chief Financial Officer of Pegasus since May 2001. From May 1997 to April 2001, Ms. Cole served as a partner in the Technology, Infocom, Communication and Entertainment practice of PricewaterhouseCoopers LLP, a global public accounting firm, in the Dallas, Texas office.

     MARK C. WELLS, age 53, has served as Executive Vice President and Chief Operating Officer of Pegasus since January 2003. From January 2000 to December 2002, Mr. Wells served as Executive Vice President of Pegasus and President and Chief Operating Officer of Pegasus' subsidiary, Utell Limited. From May 1998 to January 2000, Mr. Wells served as Senior Vice President, Marketing of Choice Hotels International, Inc. From February 1996 to May 1998, Mr. Wells served as Senior Vice President, Franchise Operations for Promus Hotel Corporation. From September 1996 to January 2000, Mr. Wells served as a Director of Pegasus.

     RIC L. FLOYD, age 51, has served as Secretary and General Counsel of Pegasus since July 1997 and has served as Executive Vice President of Pegasus since December 1999. From July 1995 to July 1997, Mr. Floyd served as Assistant Secretary and General Counsel of Pegasus. From March 1995 to December 1999, Mr. Floyd served as President of Floyd & Sloan, P.C., a law firm based in Dallas, Texas.

     GARY SIEGEL, age 56, has served as Executive Vice President, Human Resources and Administration, of Pegasus since August 2000. From December 1996 to July 2000, Mr. Siegel served as Director of Worldwide Human Resource Programs for VeriFone, an e-commerce division of Hewlett Packard Corporation.

                     NAMED EXECUTIVE OFFICERS' COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation earned by our Chief Executive Officer and the four other most highly compensated executive officers. These persons are collectively referred to as the "Named Executive Officers" whose salary and bonus for the fiscal year ended December 31, 2002, were in excess of $100,000.

     In accordance with the rules of the Securities and Exchange Commission, the compensation described in the following table does not include medical insurance, group life insurance or other benefits received by the Named Executive Officers that are available generally to all salaried Pegasus employees. In addition, the compensation described in the following table may not include certain perquisites and other personal benefits received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the Named Executive Officer's salary and bonus disclosed in the table.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                   AWARDS
                                                                                 ----------
                                              ANNUAL COMPENSATION   RESTRICTED   SECURITIES
                                              -------------------     STOCK      UNDERLYING    ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR     SALARY     BONUS     AWARDS(1)    OPTIONS(#)   COMPENSATION
---------------------------           ----    --------   --------   ----------   ----------   ------------
John F. Davis, III(3)...............  2002    $424,008   $118,616    $599,674          --       $65,740(2)
  President, Chief Executive Officer  2001    $400,008   $133,336          --     452,765       $17,962
  and Chairman of the Board           2000    $400,338   $120,002          --      80,000       $17,284
Joseph W. Nicholson(3)..............  2002    $344,500   $ 58,910    $399,897          --       $49,445(2)
  Executive Vice President,
     Strategic                        2001    $325,000   $115,104          --     175,000       $11,820
  Planning and Corporate Development  2000    $265,137   $ 49,688          --     110,000       $11,390
Susan K. Cole(3)....................  2002    $235,000   $ 38,047          --          --       $14,994(2)
  Executive Vice President            2001(4) $153,106   $ 48,738          --      55,000       $   271
  and Chief Financial Officer         2000          --         --          --          --            --
Mark C. Wells(3)....................  2002    $265,000   $124,974    $228,696     100,000       $17,549(2)
  Executive Vice President            2001    $265,000   $ 26,500          --      54,773       $ 9,924
  and Chief Operating Officer         2000    $253,978   $ 47,509          --     100,000       $ 8,123
Ric L. Floyd(3).....................  2002    $231,000   $ 48,949    $100,060          --       $19,004(2)
  Executive Vice President,           2001    $220,000   $ 55,000          --     173,237       $ 9,311
  Secretary and General Counsel       2000    $200,103   $ 52,500          --      15,000       $ 8,411

---------------

(1) The restricted stock value was calculated based upon the number of shares issued multiplied by the closing price of the Company's stock on the date of issue.

(2) Reflects (i) matching contributions made by Pegasus pursuant to our 401(k) plan for the accounts of Messrs. Davis, Nicholson, Wells and Floyd and Ms. Cole in the amounts of $10,000, $9,997, $8,000, $4,220 and $9,239, respectively; (ii) contributions allocated by Pegasus under the Deferred Compensation Plan for the accounts of Messrs. Davis, Nicholson, Wells and Floyd and Ms. Cole in the amounts of $47,216, $35,750, $8,492, $13,834 and $5,378, respectively; and (iii) premiums paid for life insurance policies for the benefit of Messrs. Davis, Nicholson, Wells and Floyd and Ms. Cole in the amounts of $8,524, $3,698, $1,057, $950 and $377, respectively.

(3) The salaries of Messrs. Davis, Nicholson, Wells and Floyd and Ms. Cole were paid in accordance with the terms of their respective employment agreements.

(4) Ms. Cole became an employee of Pegasus in May 2001.

     Option Grants In Last Fiscal Year. The following table sets forth the only stock option grant made during the year ended December 31, 2002, to any Named Executive Officer.

                                                     % OF TOTAL
                             NUMBER OF SECURITIES     OPTIONS                                   GRANT DATE
                              UNDERLYING OPTIONS     GRANTED IN   EXERCISE PRICE   EXPIRATION    PRESENT
NAME                              GRANTED(1)          2002(2)      PER SHARE(3)     DATE(4)      VALUE(5)
----                        ----------------------   ----------   --------------   ----------   ----------
Mark C. Wells.............         100,000             9.73%          $13.40        06/14/12     $637,547

---------------

(1) The options vest over a four-year period with 25% of the shares vesting each year. These options are subject to acceleration upon an acquisition event as described in our stock option plans.

(2) Based on options granted during 2002 to purchase an aggregate of 1,027,420 shares of common stock.

(3) The exercise price for the option is equal to the closing price of the common stock as quoted on the Nasdaq National Market on the date immediately preceding the grant date.

(4) All options have a term of ten (10) years, but may terminate before their expiration date in the event of the death, disability or termination of employment (other than for cause) of the optionee.

(5) These values are determined using the Black-Scholes Option Pricing Model. The Black-Scholes Option Pricing Model is one of the methods permitted by the Securities and Exchange Commission for estimating the present value of options. The Black-Scholes Option Pricing Model is based on assumptions as to the variables described below, and it is not intended to estimate and has no direct correlation to the value of stock options that an individual will actually realize. The actual value of the stock options that a Named Executive Officer may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. The values listed above were based on the following assumptions:

Volatility..................................................   57.13%
Risk free rate of return....................................    3.85%
Dividend Yield..............................................     0.0%
Expected Life (years).......................................       4

     Aggregate Fiscal Year-End Option Values. The following table sets forth information concerning options exercised during 2002 and options held on December 31, 2002, by our Named Executive Officers whose salary and bonus exceeded $100,000 for 2002.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                SHARES                        OPTIONS AT YEAR-END             AT YEAR-END(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                           EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          -----------   -----------   -----------   -------------   -----------   -------------
John F. Davis, III..........    60,000      $1,020,441      549,875        330,625      $2,409,458      $214,313
Joseph W. Nicholson.........    20,000      $  277,051      284,000        205,000      $  891,410      $ 70,000
Susan K. Cole...............        --              --       13,750         41,250              --            --
Mark C. Wells...............        --              --       61,687        155,813      $    8,334      $ 25,003
Ric L. Floyd................     9,750      $   96,234       53,937        114,938      $    2,662      $ 17,145

---------------

(1) Based on the difference between the option exercise price and the closing sale price of Pegasus' common stock as reported on the Nasdaq National Market on the exercise date.

(2) Based on the difference between the option exercise price and the closing sale price of $10.03 of Pegasus' common stock as reported on the Nasdaq National Market on December 31, 2002, the last trading day prior to the closing of our fiscal year multiplied by the number of shares underlying the options.

     Employment Agreements. Pegasus has an employment agreement with each Named Executive Officer. Messrs. Davis, Nicholson, Wells and Floyd have four-year employment agreements expiring December 31, 2003. Ms Cole has a four year employment agreement expiring May 7, 2005. The agreements provide for annual base salaries and eligibility to receive a discretionary annual bonus in accordance with a bonus plan approved by the Compensation Committee. Additionally, each Named Executive Officer is entitled to participate in Pegasus' Executive Retirement Program (described below).

     Each employment agreement provides that Pegasus may terminate the Named Executive Officer's employment with or without cause (as that term is defined in the agreement) or upon death or disability. Each of the Named Executive Officers may terminate the agreement for good reason (as that term is defined in the agreement) or voluntarily.

     If the Named Executive Officer's employment is terminated by Pegasus for death or disability, the Named Executive Officer is entitled to all amounts earned and accrued through the termination date, plus base salary and a pro rata bonus for one year, options and other incentive based awards vest for one additional year and payments as provided by the Executive Retirement Program. If the Named Executive Officer's employment is terminated by Pegasus without cause or by the Named Executive Officer for good reason, the Named Executive Officer is entitled to all accrued compensation and a pro rata bonus, base salary and bonus for 24 months, continuation of customary and usual benefits for 12 months, options and other incentive based awards vest for an additional period or in full, and some of the Named Executive Officers continue to accrue benefits and vesting of service for two years for purposes of the Executive Retirement Program.

     Executive Retirement Program. Effective July 1, 2002, the Board of Directors adopted an Executive Retirement Program, consisting of an amended and restated Supplemental Executive Retirement Plan, or SERP, and a Deferred Compensation Plan, or DCP. The purpose of the Executive Retirement Program is to promote executive management's interest in the successful operation of the business and increased efficiency in their work, to align the financial interests of such employees with those of Company stockholders, to ensure competitive pay and benefits for those individuals and to provide an opportunity for accumulation of funds for their retirement. The Executive Retirement Program provides supplemental retirement benefits to certain management employees of Pegasus selected by the Compensation Committee in its discretion, permits such employees to defer amounts of their compensation that exceed the permitted savings limits under the Pegasus 401(k) plan, and rewards long-term service through supplemental contributions to a deferred account for each participant. No person has an automatic right to become a participant in the Executive Retirement Program.

     Supplemental Employee Retirement Plan. Benefits under the SERP are computed on a single-life annuity basis and become payable to the participant or his or her beneficiary, as applicable, upon retirement, death, total and permanent disability or termination of employment (other than for cause). Upon retirement, total and permanent disability or termination of employment (but following disability or termination of employment, deferred until age 60), the participant will receive monthly benefits equal to the greater of (a) 3% of his or her monthly targeted base salary and bonus as of July 1, 2002, multiplied by his or her years of service as of July 1, 2002, increased by 5% per annum until termination of employment (but not to exceed 60% or, in the case of the Chief Executive Officer, 70%, of the participant's final average compensation; or if greater, targeted July 1, 2002, compensation), or (b) one-half percent (1/2%) of the participant's final average compensation multiplied by his or her years of service. In the event of death, the participant's beneficiary will receive a lump-sum payment equal to an actuarially equivalent amount. SERP benefits may also be paid, at the option of the participant, in the form of an actuarially equivalent ten-year fixed annuity, a joint and 50% or 100% survivor annuity, or, in the Compensation Committee's discretion, a partial or full lump sum. Also, within twelve months following a change of control of Pegasus, the participant may, under certain conditions, receive an actuarially equivalent lump sum payment of his or her benefit.

     During 2002, Pegasus accrued a deferred compensation liability of $990,409 for future payments to Ms. Cole and Messrs. Davis, Nicholson, Wells, Floyd and Siegel. Additionally, at December 31, 2002, the Company recorded an additional minimum liability applicable to the SERP of $1,090,826 for the excess of the SERP's unfunded accumulated benefit obligation over the SERP's unfunded accrued pension cost. The current participants in the SERP are Ms. Cole and Messrs. Davis, Nicholson, Wells, Floyd and Siegel.

     The estimated annual benefit payable under the SERP upon retirement at normal retirement age is, for Ms. Cole, $100,203, for Mr. Davis, $487,408, for Mr. Nicholson, $510,282, for Mr. Wells, $43,435, for Mr. Floyd, $120,012, and for Mr. Siegel, $16,853.

     Deferred Compensation Plan. Effective July 1, 2002, the DCP permits each participant to defer up to 100% of his or her compensation, to be credited to his or her account in the DCP. Pegasus contributes to each participant's account in the DCP (a) a restoration contribution equal to the maximum potential matching contribution under the Pegasus 401(k) Plan (reduced by the actual match for the participant for the year), (b) an employer contribution equal to 1% of compensation multiplied by years of service (not to exceed 25% of compensation) and (c) for 2003 through 2006, a supplemental contribution equal to $5,000 (for the 2003 year, $10,000); multiplied by years of service determined as of the end of the preceding year. During 2002, Pegasus accrued a deferred compensation liability of $114,323 attributable to the DCP.

     All Executive Retirement Program benefits are paid from the general assets of Pegasus and the Executive Retirement Program is an unfunded deferred compensation arrangement, not subject to the annual reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Pegasus has created and is required to make deposits to a grantor trust (the assets of which are available to its general creditors in the event of insolvency) representing a portion of its accrued liabilities for deferred compensation.

     Equity Compensation Plans. The Company's 1996 Stock Option Plan ("1996 Plan"), amended and approved by stockholders in March 1997, provides that options to purchase 1.3 million shares of the Company's common stock may be granted to Company employees. The Company's 1997 Stock Option Plan ("1997 Plan"), approved by stockholders in March 1997, provides that options to purchase shares of the Company's common stock may be granted to Company employees, non-employee directors and consultants. The 1997 Plan, amended and approved by stockholders in May 2002 and renamed the "Pegasus Solutions, Inc. 2002 Stock Incentive Plan" (the "2002 Plan"), provides for the granting of options to purchase common stock and for restricted stock awards. The number of shares reserved for issuance as of December 31, 2002 (before the share replenishment described in the following sentence), was 422,542. The 2002 Plan further provides that the number of shares reserved for issuance as options or restricted stock will be replenished by an amount equal to four percent of the number of shares of Company stock outstanding as of the last day of the immediately preceding year. The applicable number of shares outstanding as of December 31, 2002 was 24,747,165. The 2002 Plan authorizes the grant of restricted stock each year, not to exceed 2.5 percent of the number of shares reserved for issuance under the 2002 Plan.

     Options granted under the 1996 Plan and the 2002 Plan (collectively "the Plans") may be in the form of incentive stock options or nonqualified stock options. The Compensation Committee of the board of directors ("Committee") administers the Plans and determines option grant prices. Options granted to Company employees generally vest over a four-year period. Options granted to non-employee directors and consultants vest and expire as determined by the Committee. Options granted under the 1996 Plan before September 15, 1999, expire in December 2005. Options granted to Company employees under the 2002 Plan before September 15, 1999, expire in December 2006. Options granted to Company employees on or after September 15, 1999, under the Plans expire ten years from the date of grant. The Company's authorized but unissued common stock is used for issuance of shares as stock options are exercised.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors of Pegasus generally makes decisions on compensation of our executive officers. Each Compensation Committee member is an independent non-employee Director. The Board reviews all Compensation Committee decisions relating to compensation of our executive officers. The Compensation Committee makes decisions with respect to awards under Pegasus' stock option and incentive plans for such awards to satisfy Securities Exchange Act Rule 16b-3. No member of the Compensation Committee was at any time during 2002, or at any other time, an officer or employee of Pegasus. Furthermore, there were no Compensation Committee "interlocks" with any other company within the meaning of the Securities Act of 1933. The Compensation Committee's report addressing our executive compensation policies for 2002 is set forth below.

     The Compensation Committee's executive compensation policies are designed to:

     - provide competitive levels of compensation that integrate pay with Pegasus' annual and long-term performance goals;

     - reward above average corporate performance;

     - recognize individual initiative and achievements; and

     - attract and retain qualified executives.

     We believe stock ownership by management and performance-based compensation arrangements are beneficial in aligning management's interests with those of our stockholders. In addition to stock-based awards in the form of restricted stock and stock option grants, each of our executive officers receives an annual base salary and is eligible to receive an annual bonus. The Compensation Committee determines annual bonuses based on a percentage of the executive's annual salary and established financial and other corporate goals. An executive's bonus increases to the extent established goals are exceeded up to a maximum amount per year. Targeted levels of total executive compensation are generally set at levels we believe to be consistent with other companies in Pegasus' industry. Actual compensation levels in any particular year may be above or below those of our competitors depending on the executive's or Pegasus' performance.

     2002 Chief Executive Officer Compensation. Mr. Davis' compensation for 2002 as Chief Executive Officer of Pegasus principally consisted of a base salary, bonus and a restricted stock award. The Compensation Committee determined Mr. Davis' 2002 base salary, bonus and restricted stock award based upon the terms of his employment agreement and the factors discussed above relating to executive compensation in general. Mr. Davis also received matching contributions under Pegasus' 401(k) plan and Pegasus pays for life insurance premiums on Mr. Davis' behalf. Additionally, in 2002, the Company contributed $446,658 under the Executive Retirement Program for Mr. Davis' benefit. Mr. Davis does not participate in the Compensation Committee's decisions regarding his compensation.

     Limit on Deductibility of Executive Compensation. In 1993, Congress amended the Internal Revenue Code to add Section 162(m). This Section of the Internal Revenue Code limits the deductibility of compensation paid to specified executive officers to $1,000,000 per officer in any one year. Compensation that qualifies as performance based compensation is not taken into account for the purposes of this limitation. Pegasus obtained stockholder approval at the 1999 annual meeting of an amendment to its 2002 Stock Incentive Plan (formerly the 1997 Stock Option Plan) to allow Pegasus to deduct the compensation expense paid upon the exercise of stock options granted under the 2002 plan even if the compensation paid to any of the Named Executive Officers exceeds the deductible limit. The Compensation Committee intends to recommend further action in connection with Pegasus' other benefit plans and salary and bonus policies to address this issue if and when circumstances arise.

                                       Submitted by the Compensation Committee
                                       of the Board of Directors

                                       ROBERT B. COLLIER, Chairman
                                       MICHAEL A. BARNETT
                                       WILLIAM C. HAMMETT, JR.
                                       JEFFREY A. RICH

                             AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee, acting pursuant to a written charter adopted by the Board, comprised of three non-employee Directors of Pegasus, who are independent, as that term is used under the applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. ("NASD"). We believe all three members of the Audit Committee qualify as "audit committee financial experts" under current regulations. The Audit Committee believes that the Audit Committee's current member composition satisfies the requirements of the Sarbanes-Oxley Act of 2002, the recently enacted rules of the Securities and Exchange Commission and the current and proposed rules of NASD that govern audit committee composition.

     The Audit Committee assists the Board in its oversight responsibilities and, in particular, is responsible for (a) monitoring the integrity of the Company's financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance, (b) selecting and appointing the Company's independent auditors and monitoring their independence and performance, pre-approving all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company's independent auditors, and establishing the fees and other compensation to be paid to the independent auditors, and (c) establishing procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submission by the Company's employees, regarding accounting, internal controls or audit related matters. Management is responsible for Pegasus' financial reporting process, including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Pegasus' independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Pegasus and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession, or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Pegasus' financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that Pegasus' financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Pegasus' financial statements has been carried out in accordance with generally accepted auditing standards or that our company's independent accounts are in fact "independent".

     The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Audit Committee that Pegasus' consolidated financial statements were prepared in accordance with generally accepted accounting principles and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

     Pegasus' independent auditor also provided the Audit Committee with the written disclosures required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditor that firm's independence.

     Following the Audit Committee's discussions with management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Pegasus' annual report on Form 10-K for the year ended December 31, 2002.

                                       Submitted by the Audit Committee
                                       of the Board of Directors

                                       WILLIAM C. HAMMETT, JR., Chairman
                                       MICHAEL A. BARNETT
                                       PAMELA H. PATSLEY

             DIRECTORS' AND OFFICERS' OWNERSHIP OF OUR COMMON STOCK

     The following table sets forth information regarding the beneficial ownership of our common stock as of March 11, 2003, for:

     - each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

     - each of our Directors;

     - each of our executive officers; and

     - all of our Directors and executive officers as a group.

     The percentages of shares owned provided in the table is based on 24,750,751 shares outstanding as of March 11, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The determination of whether these persons have sole voting and investment power is based upon information provided by them. In computing an individual's beneficial ownership, the number of shares of common stock subject to options held by that individual that are exercisable within 60 days of March 11, 2003, are also deemed outstanding and are shown in the column labeled "Options". These shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.

                                                             SHARES BENEFICIALLY OWNED
                                                          -------------------------------
NAME                                                       NUMBER      OPTIONS    PERCENT
----                                                      ---------   ---------   -------
Blum Capital Partners, L.P.(1)..........................  3,226,900         N/A    13.04%
Strong Capital Management, Inc.(2)......................  1,620,255         N/A     6.55%
Reed Elsevier Group, PLC(3).............................  1,434,767         N/A     5.80%
FMR Corp.(4)............................................  1,258,840         N/A     5.09%
Michael A. Barnett......................................     64,198      15,082        *
Susan K. Cole...........................................       1508      27,500        *
Robert B. Collier.......................................      2,975      12,082        *
John F. Davis, III......................................     61,725     621,437     2.69%
Ric L. Floyd............................................      8,574      63,031        *
William C. Hammett, Jr. ................................     21,422      14,915        *
Joseph W. Nicholson.....................................     29,660     308,375     1.35%
Thomas F. O'Toole.......................................        575      14,915        *
Pamela H. Patsley.......................................         --       4,000        *
Jeffrey A. Rich.........................................      5,000      12,331        *
Gary Siegel.............................................         --      31,250        *
Mark C. Wells...........................................     19,350      86,187        *
Bruce W. Wolff..........................................      3,575      12,082        *
Directors and executive officers as a group (13
  persons)..............................................    218,562   1,223,187     5.55%

---------------

 *  Less than one percent (1%)

(1) Information obtained from Blum Capital Partners, L.P. The address of Blum Capital Partners L.P. is 909 Montgomery Street, Suite 400, San Francisco, CA 94133.

(2) Information obtained from filings with the Securities and Exchange Commission. The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, WI 53051.

(3) Information obtained from Reed Elsevier Group, PLC. The address of Reed Elsevier is 25 Victoria Street, London SW1H 0EX, United Kingdom.

(4) Information obtained from filings with the Securities and Exchange Commission. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

                              CERTAIN TRANSACTIONS

     Mr. Wolff is a Director of Pegasus and serves as Senior Vice President, Distribution, Sales and Strategy for the lodging division of Marriott International, Inc. In 2002, Pegasus received $3.7 million from Marriott or its affiliates for central reservation services, electronic distribution and Utell services and paid Marriott $1.5 million for consolidating commission data and funds from its properties.

     Mr. O'Toole is a Director of Pegasus and serves as Senior Vice
President - Strategy and Systems for both Hyatt Corporation, the parent company of Hyatt Hotels Corporation, and AIC Holding Co., the parent company of Hyatt International Corporation. In 2002, Pegasus received $639,000 from Hyatt for electronic distribution and commission processing services.

     Mr. Rich is a Director of Pegasus and serves as Chief Executive Officer of Affiliated Computer Services, Inc. ("ACS"). In 2002 ACS billed Pegasus $79,445 for services provided to us in connection with our commission processing business.

                            STOCK PERFORMANCE GRAPH

     Research Data Group, Inc. prepared the following graph. It shows how an initial investment of $100 in Pegasus' common stock on August 7, 1997 (the date of our initial public offering), would have compared to an equal investment in The Russell 2000 Composite Stock Market Index, the JP Morgan H & Q Information Services Index and a peer group. Because the JP Morgan H & Q Information Services Index terminated during 2002, Pegasus will use a peer group to compare cumulative total return on investment. Pegasus' peer group includes Cendant Corporation, MICROS Systems, Inc., Sabre Holdings Corporation and USA Interactive.

                COMPARISON OF 65 MONTH CUMULATIVE TOTAL RETURN*
             AMONG PEGASUS SOLUTIONS, INC., THE RUSSELL 2000 INDEX,
        THE JP MORGAN H & Q INFORMATION SERVICES INDEX AND A PEER GROUP

                           (STOCK PERFORMANCE GRAPH)

                       8/7/97     12/97     12/98     12/99     12/00     12/01     12/02
                       -------   -------   -------   -------   -------   -------   -------
 PEGASUS SOLUTIONS,
  INC.                 100.00    114.52    277.15    464.33     80.12    163.97    115.82
 RUSSELL 2000          100.00    104.66    102.00    123.68    119.94    122.93    122.39
 JP MORGAN H&Q
  INFORMATION
  SERVICES             100.00    106.11    176.54    287.48    190.81    203.99
 100.00                133.87     86.70    124.91     59.32     89.90     53.79

* $100 invested on 8/7/97 in stock or index, including investment of dividends. Fiscal year ending December 31.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     We believe that, during the year ended December 31, 2002, none of our Directors, officers and 10% stockholders failed to file on a timely basis reports required for compliance with the requirements of Section 16(a) of the Securities and Exchange Act. This belief is based on our review of forms filed with the Securities and Exchange Commission or written notice provided to Pegasus that no forms were required.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP served as our independent accountants for the year ended December 31, 2002, and is expected to serve in that capacity for the current year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the annual meeting.

     Principal Accountant Fees and Services. Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP as of and for the years ended December 31, 2001 and 2002, were:

                                                              2002(1)     2001(1)
                                                              --------   ----------
Audit.......................................................  $557,389   $  407,482
Audit Related...............................................  $ 68,717   $  978,808
Tax.........................................................  $177,628   $  317,490
All Other...................................................  $ 68,663   $   55,375
Total.......................................................  $872,397   $1,759,155

---------------

(1) The aggregate fees included in "Audit" are fees billed for the fiscal years for the audit of the Company's annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

     Audit Fees. Audit fees were for professional services rendered in connection with audits and quarterly reviews of the consolidated financial statements of the Company, review of and preparation of consents for registration statements filed with the Securities and Exchange Commission, and for subsidiary statutory audits.

     Audit Related Fees. Audit related fees were for assurance and related services related to employee benefit plan audits and consultations regarding financial accounting and reporting standards. Audit related fees for the year ended December 31, 2001, also include fees related to internal control reviews.

     Tax Fees.  Tax fees related to services for tax compliance and consulting.

     All Other Fees. All other fees were for employee benefit plan advisory services.

     Audit Committee Pre-Approval Policies and Procedures. At its regularly scheduled and special meetings, the Audit Committee of the Board of Directors considers and pre-approves any audit and non-audit services to be performed by the Company's independent accountants. The Audit Committee has delegated to its chairman, an independent member of the Company's Board of Directors, the authority to grant pre-approvals of non-audit services provided that any such pre-approval by the chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.

     Promptly after July 30, 2002, the effective date of the Sarbanes-Oxley Act of 2002, the Audit Committee of the Board of Directors approved all non-audit services being performed at that time by the Company's principal accountant and adopted its pre-approval policies and procedures as set forth above. From the date of that meeting there were no non-audit services performed by the Company's principal accountant that were not pre-approved. Accordingly, there were no services for which the de minimus exception (as defined in Section 202 of the Sarbanes-Oxley Act of 2002) was applicable.

     Pegasus' Audit Committee has considered whether the provision of the non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant's independence.

                                 OTHER MATTERS

     We do not know of any matter other than those discussed in the foregoing materials contemplated for action at the annual meeting. Should any other matter be properly brought before the annual meeting, it is the intention of the persons named in the proxies to vote in accordance with the recommendation of the Board of Directors of Pegasus. Discretionary authority for them to do so is contained in the proxies.

                                 ANNUAL REPORT

     WE WILL PROVIDE A COPY OF OUR 2002 ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR PEGASUS' MOST RECENT FISCAL
YEAR) WITHOUT CHARGE TO ANY STOCKHOLDER WHO MAKES A WRITTEN REQUEST TO RIC L. FLOYD, SECRETARY, PEGASUS SOLUTIONS, INC., CAMPBELL CENTER I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS 75206.

                                         By Order of the Board of Directors,

                                         RIC L. FLOYD
                                         Secretary

March 19, 2003

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             PEGASUS SOLUTIONS, INC.

                                   MAY 6, 2003





                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.



              o Please detach and mail in the envelope provided. o


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
              MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. ELECTION OF CLASS III DIRECTORS                            2. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                                                                 PROPERLY COME BEFORE THE MEETING

                               NOMINEES
[ ] FOR ALL NOMINEES           O Michael A. Barnett
                               O John F. Davis, III           THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS
                               O Jeffrey A. Rich              GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED
[ ] WITHHOLD AUTHORITY                                        FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT                                            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED
    (See instructions below)                                  ENVELOPE.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o




Signature of Stockholder                             Date:          Signature of Stockholder                         Date:
                         -------------------------        ---------                          ----------------------       ---------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             PEGASUS SOLUTIONS, INC.
                CAMPBELL CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY,
                         SUITE 1900 DALLAS, TEXAS 75206

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 6, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints JOHN F. DAVIS, III and RIC L. FLOYD, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Pegasus Solutions, Inc. (the "Company") on Tuesday, May 6, 2003, at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present upon the following matters:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             PEGASUS SOLUTIONS, INC.

                                   MAY 6, 2003

                            PROXY VOTING INSTRUCTIONS



MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.                 COMPANY NUMBER [       ]

                  - OR -
                                                       ACCOUNT NUMBER [       ]
TELEPHONE - Call toll-free 1-800-PROXIES from
any touch-tone telephone and follow the instruc-
tions. Have your control number and proxy card         CONTROL NUMBER [       ]
available when you call.

                  - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your control number available when you access the web page.


                 Please detach and mail in the envelope provided
            o IF you are not voting via telephone or the Internet. o


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE
              MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. ELECTION OF CLASS III DIRECTORS                        2. IN THEIR DISCRETION TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                                                             PROPERLY COME BEFORE THE MEETING
                               NOMINEES
[ ] FOR ALL NOMINEES           O Michael A. Barnett
                               O John F. Davis, III          THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS
                               O Jeffrey A. Rich             GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED
[ ] WITHHOLD AUTHORITY                                       FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT                                           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED
    (See instructions below)                                 ENVELOPE.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o



To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]


Signature of Stockholder                             Date:          Signature of Stockholder                         Date:
                         -------------------------        ---------                          ----------------------       ---------

NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.